Exhibit 99.1 Corporate Presentation February 2023 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the sufficiency of its cash resources, and the therapeutic potential of Acumen’s product candidate, ACU193, including its safety profile, potential for improved safety (including expected rates of ARIA) and efficacy as compared to other monoclonal antibodies in development, as well as the expectations concerning the INTERCEPT-AD trial and Acumen’s planned Phase 2/3 clinical trial, including the expected timing of initiation, enrollment and reporting data, and risks and uncertainties relating to the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on Acumen. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s Form 10-K for the year ended December 31, 2021, Acumen’s Form 10-Q for the quarter ended September 30, 2022, and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents. 2

# Advancing a Potential Best-/First-In-Class Antibody Product for Early Alzheimer's disease (AD)

**Alzheimer's Represents an Enormous Market** Driven by **High Unmet Need** and **Recent Scientific and Regulatory Momentum**

**Scientific Consensus** Supports **Amyloid-Beta Oligomers (AβOs)** as the **Most Toxic Form of Aβ** and a Novel Target for **Effective AD Treatment**

**ACU193: First, Clinical-Stage** Monoclonal Antibody (mAb) to **Selectively Target AβOs** with Promising Pre-Clinical Evidence Supporting its Differentiation

**Experienced Leadership Team** Comprised of Industry Leaders and Several with AD Clinical Drug, Development, and Regulatory Expertise from **Eli Lilly & Co.**

**Strong Balance Sheet: ~$200M in cash at 30-Sep-22**

July 2021 IPO ~$184M Gross

RA Capital
Deep Track
Sands Capital
PBM Capital

**Phase 1 Clinical Trial in Early AD** Patients Ongoing

**Proof of Mechanism**

Target Engagement

Safety Data

**Topline Results Expected Q3 2023**

We believe that Acumen has the organizational expertise and fiscal resources to advance ACU193 through 2025 and multiple clinical milestones.

3

Acumen Business Strategy: 2023 - 2025 → Rapidly advance ACU193 through clinical development in patients with early AD; → Evaluate combination approaches to complement our core ACU193 monotherapy strategy; → Selectively explore potential of ACU193 for other diseases; → Expand our product portfolio by in-licensing and/or developing additional candidates and/or alternative formulations for, or derivatives of, ACU193; and → Optimize value of ACU193 and future drug candidates in major markets. 4

INTERCEPT-AD Trial Update – February 2023 • INTERCEPT-AD: Phase 1 clinical trial of ACU193 in patients with early Alzheimer’s disease (AD) (RCT) → Topline results, safety and clinical proof-of-mechanism following full database lock expected in Q3 2023 → Enrollment expected to be complete in Q1 2023 ▪ As of Jan. 31, a total of 52 subjects have been randomized and dosed in Cohorts 1 through 6 → Cohort 7 dose level amended to 25 mg/kg every two weeks (Q2W) from 60 mg/kg Q2W prior to start ▪ Preliminary, blinded plasma pharmacokinetic (PK) data demonstrated higher-than-expected ACU193 exposures at all dose levels ▪ Preliminary Cohort 3 (SAD 25 mg/kg) dose results in Day 21 cerebrospinal fluid (CSF) ACU193 levels in excess of reported soluble amyloid beta oligomer (AβO) levels ▪ Two blinded observations of asymptomatic ARIA-E factored into decision to amend Cohort 7 dose; one in Cohort 4 (after single 60 mg/kg dose) and one in Cohort 5 (after third 10 mg/kg dose) ▪ Cohort 6 is fully enrolled with planned dose (60 mg/kg every four weeks (Q4W)) Safety profile to date remains supportive of targeting soluble amyloid beta oligomers and, combined with the selectivity of ACU193, is expected to offer a favorable benefit-to-risk ratio for patients with early AD. 5

# INTERCEPT-AD a Randomized Placebo Controlled Phase 1 in Early AD patients


PART A:
SINGLE-ASCENDING DOSE
n = 8 per cohort (32 total)
COHORT 1:
2 mg/kg ACU193
or Placebo
2mg
≥ 1wk
COHORT 2:
10 mg/kg ACU193
or Placebo
10mg
≥ 1wk
COHORT 3:
25 mg/kg ACU193
or Placebo
25mg
≥ 1wk
COHORT 4:
60 mg/kg ACU193
or Placebo
60mg
≥ 1wk
≥ 1wk
≥ 1wk
≥ 1wk
PART B:
MULTIPLE-ASCENDING DOSE
n = 10 per cohort (30 total)
3 administrations of drug or placebo; 8:2 per cohort
COHORT 5:
10 mg/kg ACU193
or Placebo (Q4W)
10mg
COHORT 6:
60 mg/kg ACU193
or Placebo (Q4W)
60mg
COHORT 7:
25 mg/kg ACU193
or Placebo (Q2W)*
25mg

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks.

*On January 30, 2023, Acumen submitted a protocol amendment to FDA to reduce the dose in Cohort 7 to 25 mg/kg Q2W from 60 mg/kg Q2W. This was based on a blinded review of preliminary pharmacokinetic data, inclusive of plasma and CSF levels, that indicate a dose of 60 mg/kg Q2W should not be needed to attain central target engagement, and preliminary safety data, inclusive of two asymptomatic cases of ARIA-E. While ACU193 is early in clinical development, the incidence of ARIA-E to date is consistent with our previous expectations regarding the safety profile of ACU193. The dose of ACU193 in Cohort 6 (60 mg/kg Q4W) has been maintained as planned.

6

ACUMEN

AD, Amyloid & Abeta Oligomers

Alzheimer’s Pathophysiology Build-up of amyloid-beta (Ab) is believed to lead to neurodegeneration and dementia Previous and current anti-amyloid and related drug targets have attempted to intervene g secretase Amyloid β (Aβ) Inhibitors Anti- Ab monomer mAb Amyloid plaque Aβ monomers Anti-amyloid plaque mAb Aβ fibrils BACE inhibitors Aβ oligomers Anti-Ab Symptomatic and oligomer mAb neuroprotective treatments Tau destabilization Tau directed treatments Data indicate that soluble amyloid β oligomers (AbOs) are the most toxic species and should be preferentially targeted for removal. 8

# Scientific Evidence Supports AβO Hypothesis

## Predominant forms of Aβ in AD: Aβ monomers (non-toxic), AβOs, Aβ fibrils, and amyloid plaques


γ-secretase
β-secretase
Amyloid β (Aβ)
Aβ monomers
Aβ oligomers
Amyloid plaque
Microglia
Astrocyte
Aβ fibrils

plaques serve as a reservoir of Abeta and may induce toxicity due to Inflammatory responses microglial and astrocytic activation

AβOs bind to neurons, impair synaptic function, contribute to impairment of memory and cognition, and induce tau hyper phos-phorylation

Growing understanding of disease mechanisms indicate that AβOs are the most toxic Aβ species and have the potential to be an ideal target for effective AD therapy

*Sources: Adopted From: Selkoe, Hardy EMBO Molecular Medicine, 2016*
*Cline, Journal of Alzheimer's Disease, 2018*

**The two approved antibody products for AD and several late-stage products target amyloid plaques with only limited effects on AβOs. Acumen's drug candidate ACU193 targets AβOs.**

9

ACUMEN

What is an Aβ Oligomer? AbOs May Consist of 2 to >200 Ab Peptides Figure 1. AbOs composed of 3 (a) and 18 (b) Ab peptides are depicted below. (a) (b) ____________________ Source: Kelley et al. J Chem Physics 2008. Quaternary structures of Aβ oligomers, protofibrils, and fibrils Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 µm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm. ____________________ Source: Relini et al. Biomolecules 2014. 10

# Positive Signals and Proof of Concept From Recent Phase 2-3 Anti-Amyloid mAb AD Studies

## Percent Slowing of Cognitive/Functional Decline*

| Measured Outcome** | solanezumab EXPEDITION 3 (Phase 3) | aducanumab EMERGE (Phase 3) | aducanumab ENGAGE (Phase 3) | donanemab (Phase 2) | lecanemab BAN2401 (Phase 2) | lecanemab Clarity-AD (Phase 3)+ |
|---|---|---|---|---|---|---|
| ADAS-cog | -11% | -27% | -12% | -39% | -47% | -26% |
| ADCS-ADL | -15% | -40% | -18% | -23% | N.A. | -37% |
| CDR-SB | -15% | -23% | 2% | -23% | -26% | -27% |
| MMSE | -13% | -15% | 3% | -21% | N.A. | N.A. |
| iADRS | -11% | N.A. | N.A. | -32% | N.A. | N.A. |

* Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1)

** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale
ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living
CDR-SB: Clinical Dementia Rating – Sum of Boxes
MMSE: Mini-Mental State Examination
iADRS: Integrated Alzheimer's Disease Rating Scale

Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo

"We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to." *- Stephen Salloway, MD of Brown University++*

*+ Source: Eisai/Biogen press release September 28, 2022.*
*++Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019. See e.g., Plotkin, Neurobiology of Disease, 2020.*
*There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.*

11

ACUMEN

# Anti-Plaque mAbs Demonstrate Dose-Related ARIAs That Will Likely Limit Their Use

## Percent of ARIA Events for Anti-Aβ/plaque mAbs*

| | TARGETING AB MONOMERS | | TARGETING AMYLOID PLAQUES | | | | | | | | TARGETING PROTOFIBRILS | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | solanezumab EXPEDITION 3 (Phase 3) | | aducanumab EMERGE (Phase 3) | | | aducanumab ENGAGE (Phase 3) | | | donanemab (Phase 2) | | lecanemab BAN2401 (Phase 2) | | lecanemab BAN2401 (Phase 3)+ | |
| | PC | Treated | PC | Low | High | PC | Low | High | PC | Treated | PC | High | PC | Treated |
| ARIA-E | 0.2% | 0.1% | 2.2% | 26.1% | 34.4% | 3.0% | 25.6% | 35.7% | 0.8% | 27.5% | 0.8% | 9.9% | 1.7% | 12.6% |
| ApoE ε4 carriers | | | 1.9% | 29.8% | 42.5% | 2.4% | 28.7% | 41.8% | 3.6% | 44.0% | 1.2% | 14.6% | 2.3% | 15.8% |
| ApoE ε4 non-carriers | | | 2.9% | 18.1% | 17.9% | 4.3% | 17.5% | 27.7% | | | 0.0% | 8.0% | 0.3% | 5.4% |
| Any ARIA E or H | | | 10.3% | 32.8% | 41.2% | 9.8% | 30.7% | 40.3% | 8.0% | 38.9% | | N.A. | 9.5% | 21.5% |

* PC = Placebo, Low = Low Dose; High = High Dose

Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs.

**ARIA-E represents a dose limiting adverse effect for mAbs with amyloid plaque binding. We believe antibodies that avoid ARIA should be safer and more feasible to administer, possibly at higher doses.**

**There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.**

*+ Source: Eisai/Biogen press release September 28, 2022*

12

ACUMEN

# ACU193 Positioning Relative to Late-Stage and Approved Anti-Aβ/Plaque mAbs



bapineuzumab*
IgG1, Ph3 stop
solanezumab
IgG1, Ph3 stop, A4, DIAN negative
crenezumab
IgG4, Ph3 stop, API negative
Amyloid plaque
Aβ monomers
Aβ oligomers
Aβ protofibrils
donanemab*
IgG1
Ph2 positive
Filing AAP[1] 4Q22
Ph3 1H23
gantenerumab*
IgG1
Ph3 negative 4Q22
aducanumab*
IgG1
Approved (AAP[1]),
CMS CED
commercial stop
lecanemab
IgG1
Approved (AAP[1]) Jan-2023
Ph3 positive 3Q22
ACU193
IgG2, Ph1
ACUMEN

**ACU193's high selectivity for AβOs combined with an expected low rate of ARIA is anticipated to provide better safety and efficacy compared to anti-plaque mAbs**

* IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E. See e.g., *Plotkin, Neurobiology of Disease*, 2020.

- There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

[1] AAP: Accelerated approval

13

# ACU193's High Selectivity for Toxic AβOs, Combined With its Expected Low Rate of ARIA, is Anticipated to Provide Superior Efficacy Compared to Peers

| | | TARGET SELECTIVITY+ | | | | SAFETY PROFILE |
|---|---|---|---|---|---|---|
| Company | Asset | Amyloid plaque | Aβ fibrils | Aβ monomers | Aβ oligomers | Low rate of ARIA |
| ACUMEN | ACU193 | ✗ | untested | ✗ | ✓ | Expected |
| Biogen | Aduhelm™ | ✓ | ✓ | ✗ | ✓ | ✗ |
| Eisai / Biogen | lecanemab | ✓ | ✓ | ✗ | ✓ | ✗ |
| Roche | gantenerumab | ✓ | ✓ | ✗ | ✓ | ✗ |
| Lilly | donanemab | ✓ | untested | ✗ | ✗ | ✗ |
| Lilly | solanezumab* | ✗ | ✗ | ✓ | ✗ | ✓ |
| Roche / Genentech | crenezumab* | ✓ | ✓ | ✓ | ✓ | ✓ |
| Pfizer / Janssen | bapineuzumab* | ✓ | ✓ | ✓ | ✓ | ✗ |

*Phase 3 discontinued for primary AD indication.

+ There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates..

14

ACUMEN

ACU193: Our Differentiated Approach

# ACU193 Target Product Profile: Best-in-Class, 1st Line, Anti-AβO, Disease-Modifying Immunotherapy for Early AD

| | |
|---|---|
| **DRUG:** | ACU193 is a humanized, affinity-matured, mAb with high selectivity for toxic **AβOs vs. Aβ monomers (>500x)** and limited to no binding to amyloid plaques.<br>**ACU193 is an IgG2 subclass** mAb which lacks inflammatory effector functions of other IgG subclasses. |
| **POPULATION:** | Early AD - Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) |
| **DOSING:** | IV infusion every 4 weeks |
| **DURATION:** | Chronic therapy for duration of Early AD |
| **VALUE PROPOSITION:** | **Selectivity for toxic AβOs is expected to provide superior cognitive efficacy** and **improved safety and tolerability** relative to non-selective anti-Aβ/plaque mAbs, including:<br>• Slowing the decline of memory and cognition in Early AD<br>• Decreasing AβO induced synaptic and neuronal network toxicity<br>• Slowing disease progression and downstream effects on tau, neurodegeneration, and neuro-inflammation<br>• With expected low rate of ARIA<br>• **Potentially effective as stand-alone therapy or in combination with other symptomatic, anti-inflammatory, and/or tau directed therapies** |


Aβ oligomers
ACU193



16

ACUMEN

# ACU193: Extensive Pre-Clinical Data Package Supporting Development

**SELECTIVITY**

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous AβOs present in transgenic mice and human AD samples (binds dimers to mid-sized molecular weight AβOs)

**PHARMACOLOGY**

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

**PK/PD**

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

**SAFETY**

- IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)
- Nonclinical microhemorrhage studies show no increased risk of microhemorrhage
- GLP studies demonstrated acceptable safety margin for clinical dosing plans

frontiers | Frontiers in Neuroscience

REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

**ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease**

*Grant A. Krafft*, Jasna Jerecic, Eric Siemers and Erika N. Cline*

*Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States*

**ACU193 is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.**

17

ACUMEN

SELECTIVITY ACU193 is the First mAb Developed to Selectively Target AβOs Highly selective for Aβ oligomers versus Aβ monomers ACU193 Selectivity in presence of ACU193 Selectivity 5μM monomeric Aβ Log [Competing Antigen] μM ACU193 Log μM Even in the presence of a large excess of Aβ monomer, Binding of ACU193 to AβOs >500x binding of ACU193 to AβOs is unchanged binding to Aβ monomer ACU193 selectivity for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction.’ 18

SELECTIVITY ACU193 Has a Greater Preference for AbOs Than Other mAbs Comparison of Aβ species-mAb complex signals across SEC fractions ACU193 binds to a wide range of oligomeric species of Ab that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab). 19

SELECTIVITY ACU193 is Highly Selective for AβOs Versus Aβ Plaques ACU193 staining in human AD brain slices ACU193 (red) binds non-Thioflavin S positive Ab (green) AD Hippocampus AD Hippocampus ThioS/amyloid plaque ACU193/AbOs species ACU193 has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue. ____________________ Sources: E. Cline et al. CTAD 2019. 20

SELECTIVITY PHARMACOLOGY

# AβOs Bind to Neurons and are Toxic; Mouse Analogue of ACU193 Prevents Toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

**ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo***


normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
Aβ42 (50 nM)
Aβ42 (50 nM) +
ACU3B3 (100 pM)

**ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures**


Primary Neuronal Cultures
Ca2+ Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized ACU193

**ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures.**

21

ACUMEN

SELECTIVITY PHARMACOLOGY Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements Murine parent version of ACU193 (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque MWM swim speed Open field total abnormality distance measurement, (**p<0.02). APP-Veh vs. APP-3B3, *p=0.029. Deficits in younger (5-7 months) transgenic mice are Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment markedly reduced with treatment 22

SELECTIVITY PHARMACOLOGY PK/PD ACU193 Enters the CNS and Binds to AbOs in Transgenic Mice in Dose Dependent Manner ACU193 engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner. Ability to administer higher doses in patient clinical trials may provide increased target coverage. 23

Clinical Development Plans

(ACU-001) INTERCEPT-AD Trial: Phase 1 Overview TRIAL Randomized Placebo Controlled Phase 1 DESIGN: • Part A : Single-Ascending Doses • Part B : Multiple-Ascending Doses ENROLLMENT Early AD CRITERIA: • Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) TRIAL Proof of Mechanism (PoM) OBJECTIVES: — Safety and tolerability — Pharmacokinetics — Target engagement — Biomarkers; cognition (exploratory) For more information on the INTERCEPT-AD trial, see https://clinicaltrials.gov/ct2/show/NCT04931459. 25

# Phase 1 Objectives: Proof of Mechanism – Ability to Move to Phase 2/3

1. **SAFETY AND TOLERABILITY**
   - Assessment of ARIA-E
   - Absence of problematic immunogenicity
2. **PHARMACOKINETICS**
   - Peripheral and Central
3. **EVIDENCE OF TARGET ENGAGEMENT**
   - CSF level of ACU193: AβO complexes (bound)
4. **FLUID BIOMARKER EFFECTS**
   - Phospho-tau, Neurofilament light, et. al.
5. **CLINICAL MEASURES (exploratory)**
   - Assessment of clinical cognitive measures, computerized tests (Cogstate Ltd.)
6. **MRI EFFECTS (exploratory)**
   - Potential improvements in cerebral blood flow shown with MRI ASL pulse sequence

## PROOF OF MECHANISM

Requirements for Phase 2/3

- ✓ Acceptable safety and tolerability
- ✓ Show ACU193 gets across the blood brain barrier and into central compartment
- ✓ Target engagement

**Topline results anticipated in Q3 2023: primary outcomes safety/ARIA-E, PK and target engagement. Detailed study results anticipated to be presented at an Alzheimer's medical meeting.**

26

ACUMEN

Cogstate

# Cogstate computerized test battery (exploratory)

| Test | Domains tested | Time (minutes) |
|---|---|---|
| International shopping list test (immediate) | Immediate recall | 5 |
| Cogstate brief battery | Attention, working memory, learning | 15 |
| International shopping list test (delayed) | Delayed recall | 1 |
| Groton maze learning test | Executive function | 7 |
| International digit-symbol substitution test | Processing speed | 3 |
| | | Total = 31 |

Frequency of administration and sensitivity of battery offers improved possibility to observe effects.

27

ACUMEN

Arterial Spin Labelling (ASL) as an MRI Measure of Cerebral Blood Flow • Mild cognitive impairment patients show hypoperfusion in parietal cortex, precuneus, posterior cingulate cortex and medial temporal lobe • AD patients show global hypoperfusion, but especially cingulate, precuneus, parietal lobes and inferior frontal regions • Perfusion correlates with several neuropsychological tests • Hypoperfusion can be improved in middle and posterior cingulate cortex with cholinesterase inhibitors and was associated with improvement in ADAS-cog scores 28

ACU193 Development Summary Þ Differentiated profile: Nonclinical data consistent with toxicity of Ab oligomers and selective binding of ACU193 to Ab oligomers Þ Enrollment in an ongoing Phase 1 study assessing safety, PK, and target engagement is expected to be complete in Q1 2023 Þ Although unlikely with this small sample size, the possibility of improvement in cognitive scales, computerized cognitive testing, and cerebral blood flow will also be assessed as exploratory outcomes in the Phase 1 study Þ Anticipate next clinical study, with success in Phase 1, starting as Phase 2 study with potential to expand to Phase 3 registration study based on interim expansion analysis 29

Business Considerations

Acumen Leadership Team Experienced in AD/Neuro Drug Development ERIC SIEMERS, MD JANICE HITCHCOCK, PHD MATT ZUGA DANIEL O'CONNELL Chief Medical Officer VP, Regulatory Affairs Chief Financial Officer & President & CEO Chief Business Officer RUSSELL BARTON ROBERT DEAN, MD, PHD LIEAN SCHENK SIEW TIN GAN Chief Operating Officer Sr. Development Advisor, VP, Head of CMC Head of Clinical Biomarkers and Analytical Operations Methods JASNA JERECIC, PHD DEREK MEISNER, JD JULIE BOCKENSTETTE Analytical Methods Chief Legal Officer Executive Vice President, Leader, Research Scientist Head of HR Acumen team has decades of experience in Alzheimer’s drug discovery and development. 31

ACU193 IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP, including issued ACU193 patents • ACU193 Global IP estate: ✓ Issued patents in 19 countries ✓ Composition of matter patents and methods of use run into July 2031 ✓ Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for ACU193 as a novel biologic drug ✓ US provides 12 years market exclusivity for novel biologics ✓ Europe provides 10 years of market exclusivity for novel biologics 32

Acumen is Well Capitalized, With Expected Cash Runway Through 2025 STATUS/ MILESTONES EXPECTED TIMING ~$200M Initiated Ph1 clinical trial INTERCEPT-AD ✓ Cash, cash equivalents and marketable securities as of September 30, 2022 INTERCEPT-AD enrollment complete Q1 2023 Proof-of-mechanism topline results Q3 2023 We believe that Acumen has the organizational expertise and cash and marketable securities on hand to advance ACU193 through 2025. 33

ABOS: Key Takeaways Massive unmet need in AD, recent favorable trends and cumulative learnings position field for future successes Upcoming sector catalysts 2H22 - 1H23 Differentiated product candidate targeting toxic AbOs Experienced AD drug development team Blue chip investors, very strong balance sheet and cash $ runway with multiple milestones through 2025 Value-inflection clinical data 2H 2023 34

Thank You